UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2014

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On August 13, 2014, William Lyon Homes, a Delaware corporation (“Parent”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, the completion of its acquisition (the “Acquisition”) of the residential homebuilding business of PNW Home Builders, L.L.C. (“PNW Parent”) pursuant to the Purchase and Sale Agreement (the “Purchase Agreement”), dated June 22, 2014, among William Lyon Homes, Inc., a California corporation and wholly owned subsidiary of Parent (“California Lyon”), PNW Parent, PNW Home Builders North, L.L.C., PNW Home Builders South, L.L.C. and Crescent Ventures, L.L.C. Prior to such completion, California Lyon assigned its interests in the Purchase Agreement to Polygon WLH LLC, a newly formed Delaware limited liability company for purposes of the Acquisition and wholly owned subsidiary of California Lyon (“Polygon WLH”). Pursuant to the Purchase Agreement, Polygon WLH acquired, for cash, the residential homebuilding business of PNW Parent through its acquisition of the membership interests of the underlying limited liability companies and certain service companies and other assets. This Current Report on Form 8-K/A amends the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which Parent indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

The combined balance sheets as of December 31, 2013 and 2012, and the related combined statements of income, equity and cash flows for the three years ended December 31, 2013 of the residential homebuilding operations of PNW Parent and its affiliates, the notes related thereto, and the report of the independent auditors related thereto, are filed as Exhibit 99.1 to this report and are incorporated by reference herein.

The unaudited combined balance sheet as of June 30, 2014, the related unaudited combined statement of equity for the six-month period ended June 30, 2014, the related unaudited combined statements of cash flows for the six-month periods ended June 30, 2014 and 2013, and the related unaudited combined statements of income for the three-month and six-month periods ended June 30, 2014 and 2013 of the residential homebuilding operations of PNW Parent and its affiliates, the notes related thereto, and the independent auditors’ review report related thereto, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

(b)	Pro Forma Financial Information:

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 and the six months ended June 30, 2014 and 2013, and the related notes thereto, of Parent after giving effect to the Acquisition, are filed as Exhibit 99.3 to this report and are incorporated by reference herein.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of PNW Home Builders, L.L.C. and its affiliates

99.1	Audited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.2	Unaudited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.3	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM LYON HOMES

	By:	/s/ Colin T. Severn
Colin T. Severn
Vice President and Chief Financial Officer

Date: September 16, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of PNW Home Builders, L.L.C. and its affiliates

99.1	Audited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.2	Unaudited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.3	Unaudited pro forma condensed combined financial information